UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ( X )

Filed by a Party other than the Registrant (  )

Check the appropriate box:

( )	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

(X)	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Section 240.14a-11(c) or

Section 240.14a-12

TEDA TRAVEL GROUP INC.

-----------------------------------------------

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TEDA TRAVEL GROUP INC.

Annual Meeting of Stockholders

To be held on July 28, 2006

July 11, 2006

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Teda Travel Group Inc., dba “Network CN Inc.” (the “Company,” “we” or “our”), which will be held at the Company’s offices at Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Friday, July 28, 2006, at 10:00 a.m. (Australian Western Standard Time, also known as Chinese Standard Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement. There are three specific items for which you are being asked to vote: the election of a full slate of four (4) Directors to the Board of Directors of the Corporation; ratification of the Company’s independent auditor for 2006; and approve amendment of the Corporation’s Certificate of Incorporation to change the name of the Corporation to “Network CN Inc.”. Your Board of Directors recommends that you vote “FOR” the four (4) individuals nominated and “FOR” ratification of the independent auditor and "FOR" Approval of the Amended and Restated Certificate of Incorporation changing the corporation's name to "Network CN Inc.".

You can vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or by fax to Holladay Stock Transfer at 480-481-3941. Instructions for voting are set forth on the proxy card.

We hope that you can attend the Annual Meeting. The admission ticket enclosed with this Proxy Statement will be required for admission, and you will be required to present photo identification to gain admission to the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the two methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy. Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Daley Mok, at (011) (852) 2833-2186. Thank you for your continued support of Teda Travel Group Inc.

Very truly yours,

/s/ Godfrey Chin Tong Hui

Godfrey Chin Tong Hui

Chief Executive Officer

This document is dated July 11, 2006 and is being first mailed to stockholders of Teda Travel Group Inc. on or about July 17, 2006.

Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong

Tel : 2833 2186       Fax : 2295 6977

www.tedatravelgroup.com

TEDA TRAVEL GROUP INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 28, 2006

July 11, 2006

To the Holders of Common Stock of

TEDA TRAVEL GROUP INC.:

NOTICE IS HEREBY given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Teda Travel Group Inc., dba Network CN Inc. (the “Company”) will be held at the Company’s offices at Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Friday, July 28, 2006, at 10:00 a.m. (Australian Western Standard Time, also known as Chinese Standard Time) for the following purposes:

1)	To elect four (4) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2007, and until their successors are duly elected and qualified; and
2)

To ratify the selection by the Audit Committee of the Board of Directors of Webb & Company, P.A, Certified Public Accountants, as the Company’s independent auditor for the year ending December 31, 2006 and Jimmy C.H. Cheung & Co., Certified Public Accountants, as the independent auditor for the Company’s subsidiary NCN Group Limited (formerly known as Teda Hotels Management Company Limited) for the year ending December 31, 2006;

3)	To approve amendment of the Corporation’s Certificate of Incorporation to change the name of the Corporation to “Network CN Inc.” and
4)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on July 11, 2006 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of such stockholders will be available at the Company’s executive offices at Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, for ten days before the Annual Meeting.

Your Board of Directors recommends that you vote “FOR” the nominees for the Board and “FOR” ratification of Webb & Company, P.A, and Jimmy C.H. Cheung & Co. as the Company’s auditors and "FOR the approval of the Amended and Restated Certificate of Incorporation changing the corporation's name to "Network CN Inc.".

You are encouraged to vote in either of the two ways available: by signing, dating and faxing your proxy card to to Holladay Stock Transfer at 480-481-3941 or by signing, dating and returning your proxy card in the enclosed envelope. Instructions for voting by each of these methods are set forth on the proxy card. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daley Mok

Daley Mok

Corporate Secretary

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong

Tel : 2833 2186       Fax : 2295 6977

www.tedatravelgroup.com

TEDA TRAVEL GROUP INC.

TEDA TRAVEL GROUP, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held July 28, 2006

TABLE OF CONTENTS

                                                                                                                                                                Page

Information Concerning Solicitation of Proxies and Voting	1
Proposal 1: Election of Directors	3
Proposal 2: Ratification of Auditors	5
Proposal 3: Approval of Change of Corporation’s Name	6
Meetings of the Board of Directors	6
Executive Officers	6
Security Ownership by Certain Beneficial Owners and Management	8
Compensation of Directors & Executive Officers	8
Section 16(a) Beneficial Ownership Reporting Compliance	11

Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong

Tel : 2833 2186       Fax : 2295 6977

www.tedatravelgroup.com

TEDA TRAVEL GROUP INC.

Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong

Tel : 2833 2186       Fax : 2295 6977

www.tedatravelgroup.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held July 28, 2006

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Friday, July 28, 2006, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s offices at Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Friday, July 28, 2006, at 10:00 a.m. (Australian Western Standard Time, also known as Chinese Standard Time). Copies of this Proxy Statement will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission, is available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary at Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, or by or download online at www.tedatravelgroup.com. Your attention is directed to the financial statements and Management’s Discussion and Analysis in such Annual Report, which provide additional important information concerning the Company. This Proxy Statement and the related Proxy Forms are being first mailed to stockholders of Teda Travel Group, Inc. on or about July 17, 2006.

Record Date; Outstanding Securities

The voting securities of the Company entitled to vote at the Annual Meeting consist only of shares of common stock. Only stockholders of record at the close of business on July 11, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were [55,542,718] shares of the Company’s common stock issued and outstanding.

Revocability of Proxies

A stockholder who signs and returns a proxy will have the power to revoke it at any time before it is voted. A proxy may be revoked by: (i) filing with the Company (Attention: Daley Mok, Corporate Secretary) a written revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) by appearing at the Annual Meeting and electing to vote in person.

Voting

Each stockholder is entitled to one vote for each share of common stock held.

Solicitation of Proxies

This solicitation of proxies is made by the Company and all related costs, including expenses in connection with preparing and mailing this proxy, will be borne by the Company. The Company has retained Holladay Stock Transfer to assist it in the solicitation of proxies. The Company has agreed to pay customary fees charged by Holladay Stock Transfer for its services in soliciting proxies, which are not expected to be material, and has agreed to reimburse Holladay Stock Transfer for reasonable out-of-pocket expenses for these services. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Company’s transfer agent, or by brokers or their representatives. Any costs associated with such additional solicitation are not anticipated to be significant. The Company will not pay any representatives of the Company any additional compensation for their efforts to supplement proxy solicitation. The Company will reimburse, upon request, brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock.

Quorums; Abstentions; Broker Non-Votes

The Company’s Bylaws provide that a one-third of all the shares of the common stock entitled to vote, whether present in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) who will be an employee of the Company or of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. Other than for the election of Directors, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held Annual Meeting at which a quorum is present is required for approval of each of the matters to be acted on at the Annual Meeting. For the election of Directors, the four (4) nominees receiving the highest number of votes “FOR” will be elected as Directors. This number is called a plurality.

The Inspector will treat shares that are voted “WITHHELD” or “ABSTAIN” as being present and entitled to vote for purposes of determining the presence of a quorum, but such shares will neither be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against all other matters submitted to a vote of stockholders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted: (i) FOR the election of the four (4) nominees for Directors set forth herein and (ii) FOR the ratification of the selection by the Board of Webb & Company, P.A, and Jimmy C.H. Cheung & Co. as the Company’s independent auditors for the year ending December 31, 2006. The form of proxy also confers discretionary authority with respect to any other business properly brought before the Meeting (iii) and "FOR the approval of the Amended and Restated Certificate of Incorporation changing the corporation's name to "Network CN Inc."

 Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented at the 2006 annual meeting, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a “broker non-vote”). Broker non-votes will not be counted as votes for, nor the withholding of authority for, the election of directors (Proposal One), but will have the effect of a vote against all other matters submitted to a vote of stockholders. The Company believes that the tabulation procedure to be followed by the Inspector is permitted by the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Multiple Stockholders Sharing the Same Address

In accordance with notices we previously sent to street-name stockholders who share a single address, we are sending only one Proxy Statement to that address unless we received contrary instructions from any stockholders at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholders residing at such an address wishes to receive a separate Proxy Statement in the future, he or she may contact the Company’s Corporate Secretary. If you are receiving multiple copies of our Proxy Statement, you can request householding by contacting the Company’s Corporate Secretary. The contact information for the Company’s Corporate Secretary is stated below under “Stockholder Communications.”

Stockholder Communications

The Board of Directors does not provide a process for stockholders to send communications to the Board because it believes that the process available under applicable federal securities laws for stockholders to submit proposals for consideration at the annual meeting is adequate.

Submission of Stockholder Proposals for 2007 Annual Meeting

In order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice must be delivered to the Secretary of the Company at Corporate Secretary at Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, not later than 5:00 p.m. (Chinese Standard Time) on the 90th day, and not earlier than the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2007 Annual Meeting must be received by the Secretary of the Company on or after Thursday, March 30, 2007, and prior to 5:00 p.m. (Chinese Standard Time) on Friday, April 28, 2007 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by 45 days before anniversary of mailing of 2007 proxy. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies we solicit for the next Annual Meeting will have discretionary authority to vote on the proposal.

PROPOSAL ONE:

ELECTION OF DIRECTORS

In accordance with the Company’s current Articles of Incorporation (the “Charter”) and Bylaws (the “Bylaws”), all members of the Company’s Board of Directors are elected annually to serve until the next Annual Meeting of Stockholders. The Company’s Bylaws currently authorize a number of directors determined from time to time by resolution of the Board, provided that the Board shall consist of at least one member. The Board currently consists of four (4) persons.

Director nominee Godfrey Chin Tong Hui is the Chief Executive Officer of the Company. Director nominee Daniel Kuen Kwok So is the Managing Director of the Company. Director nominee Stanley Chu is the General Manager of the Company. Director nominee Raymond Chan is not employed by, or affiliated with, the Company other than by virtue of serving as a director of the Company.

Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote FOR the election of Director nominees Godfrey Chin Tong Hui, Daniel Kuen Kwok So, Stanley Chu and Raymond Chan to hold office as directors for a term of one year until their successors are elected and qualify at the next Annual Meeting of Stockholders. All nominees have advised the Board that they are able and willing to serve as directors.

If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a proxy contains instructions to the contrary). In no event will the proxy be voted for more than four (4) nominees. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the election of the four (4) nominees named above as directors.

Nominees

Director	Principal Occupation or Employment	Director Since	Age on July 11, 2006
Godfrey Chin Tong Hui

Godfrey Chin Tong Hui has been a Director and the Chief Executive Officer of the Company since April 2002. Mr. Hui began his career in the hotel industry in 1985 and has worked for several international and regional hotel groups, becoming one of the top hotel professionals in the Greater China Area. From November 1998 through March 2000, Mr. Hui was responsible for management and financial issues at Hopewell Holdings Limited, where he worked in various capacities including Director of Operations, Finance and Development of the Hotel Division, Executive Assistant to the Chairman, Chairman of the Executive Committee, and Group Financial Controller of Hopewell Holdings Limited. From June 1993 through November 1998, Mr. Hui was involved in hotel management for Mega Hotels Management Limited, where he served as Director of Finance, Development and Operations. Mr. Hui holds a Bachelor’s Degree in Business Management and a Master’s Degree in Finance and Investment.

		April 2002	46
Daniel Kuen Kwok So

Daniel Kuen Kwok So has been a Director of the Company since December 28, 2005 and was appointed Managing Director of the Company on June 27, 2006. Mr. So started his career in China in the early 1980s when the country just began her economic reforms. His career spans a very diverse area of interests covering semiconductor, electronics, computer manufacturing, computer applications, software and system development, telecommunication, datacom, medical and health, retail and property development. He was the CEO of Wangfujing Plaza and ChangAn Wangfujing Building in Beijing which are significant development in the heart of Beijing, as well as the Vice Chairman and founder of the Chess Technology Group. Mr. So holds a zoology degree from the Washington State University.

		December 2005	50
Stanley Chu	Stanley Chu joined Teda Travel Group Inc. in May 2006 as Director and was appointed General Manager of the Company on June 27, 2006. Mr. Chu graduated	May 2006	29

from the University of San Francisco with a Bachelor of Science Degree in International Business. Mr. Chu started working in commercial banks in San Francisco before returning to Asia. In 2004, Mr. Chu joined the Librett Group in Beijing as Vice President in Business Development. He was responsible for identifying profitable projects, bringing in investors/funds to potential projects, maximizing investors’ return by implementing dynamic business strategies and acquiring companies or projects with outstanding growth potential. During the time in Beijing, Mr. Chu was involved in many potential investment projects throughout China including: real estate projects; retail operation & franchising; food & beverage & franchising; and brand building & value adding consultation services in funding & investment banking.

Raymond Chan	Raymond Chan joined Teda Travel Group Inc. in May 2006 as Director. Raymond Chan has extensive experience in various business areas including property, jewelry and various industrial and technological investments in the greater China region. He is a director of a number of companies including Synergie Group Ltd, Wangfujing Plaza Ltd. and Syntech Technology Limited.	May 2006	50

THE MEMBERS OF YOUR BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE ELECTION OF THESE FOUR (4) NOMINEES.

PROPOSAL TWO:

RATIFICATION OF AUDITORS

The Board has selected Webb & Company, P.A, Certified Public Accountants, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2005, and Jimmy C.H. Cheung & Co., independent auditors, to audit the financial statements of the Company’s subsidiary Teda Hotels Management Company Limited for the year ending December 31, 2005. The Board recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its selection. The aggregate fees billed for services rendered by Webb & Company, P.A. and Jimmy C.H. Cheung & Co. during the years ended December 31, 2005 and 2004 are described below under the caption “Principal Accountant Fees and Services.” Representatives of Jimmy C.H. Cheung & Co. will be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions, however, Webb & Company, P.A. will not be present at the Meeting.

The affirmative vote of a majority of the votes cast regarding the proposal is required to ratify the selection of Webb & Company, P.A. and Jimmy C.H. Cheung & Co. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted FOR the proposal to ratify the selection of  Webb

& Company, P.A. and Jimmy C.H. Cheung & Co. to serve as independent registered public accounting firm for the Company and its subsidiary for the fiscal year ending December 31, 2006.

THE BOARD UNANIMOUSLY RECOMMENDS

VOTING “FOR” THE RATIFICATION OF

WEBB & COMPANY, P.A. AND JIMMY C.H. CHEUNG & CO.

AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL THREE:

APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(CHANGING THE CORPORATION’S NAME TO “NETWORK CN INC.”)

The Board has determined that it is in the best interests of the Corporation to amend the Corporation’s certificate of incorporation to change the name of the Corporation to “Network CN Inc.” The Corporation intends to do business in the future as “Network CN” or “NCN” and believes that the new name better reflects the Corporation’s vision to build a nationwide network in China which includes, inter alia, travel-related network and media network. The Board has authorized such amendment, subject to stockholder approval. Under the proposed amendment, Article FIRST of the Corporation’s certificate of incorporation would be amended and restated to read as follows:

“The name of the corporation is Network CN Inc.”

The proposed form of Amended and Restated Certificate of Incorporation which changes the Corporation’s name is attached as Exhibit A hereto. The only change being made to the current certificate of incorporation is to change the Corporation’s name. Also attached as Exhibit B is a form of Certificate of Amendment of Certificate of Incorporation which must be filed together with the Amended and Restated Certificate of Incorporation.

The Board recommends that stockholders vote to approve the Restated Certificate of Incorporation which will change the name of the Corporation to “Network CN Inc.” The affirmative vote of a majority of the votes cast regarding the proposal is required to approve the Restated Certificate of Incorporation.

THE BOARD UNANIMOUSLY RECOMMENDS

VOTING “FOR” AMENDMENT OF THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO

CHANGE THE CORPORATION’S NAME TO “NETWORK CN INC.”

 MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors manages the business of the Company. It establishes overall policies and standards for the Company and reviews the performance of management. The Company does not have standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. All of such functions are performed by the full Board.

The Board held 15 meetings during 2005. Each director attended more than 75 percent of the aggregate of the meetings of the Board held following such director’s appointment to the Board. The Company has no policy regarding attendance by directors at the Annual Meeting of Stockholders.

Executive Officers

The following information is furnished with respect to the executive officers of the Company:

Executive Officer	Current Title and Prior Employment	Age on July 11, 2006

Godfrey Chin Tong Hui	Chief Executive Officer	46
	Mr. Hui’s biographical information is set forth above in Proposal One.

Benedict Fung	President	58

Benedict Fung has been employed by the Company since January 3, 2006. Prior to joining the Company, Mr. Fung served as Director and Chief Financial Officer of Masterpipings Holdings Limited from March 2003 to January 2006. From March 2001 to March 2003, Mr. Fung served as a Director and Vice President, Finance of AIC Asia Int’l corporation. Mr. Fung has been active in the hospitality industry for more than twenty years, working as Executive Vice President/Executive Director in various international hotel chains and publicly-listed hotel investment companies including Mandarin Oriental, Hyatt International, the Peninsula Hotel Group, Regal International Hotels, STDM Hotels (Macau) and the Miramar Hotel Group. He holds a degree in hospitality management and is member of the British Association of Hospitality Accountants and International Association of Hospitality Accountants USA.

Daley Mok	Chief Financial Officer and Corporate Secretary	45

Daley Mok has been employed by the Company since January 3, 2006. Prior to joining the Company, Mr. Mok served as Director of DM Services, a business consulting firm from March 2001 to January 2006. Mr. Mok started his career in auditing with Peat Marwick, before progressing to the commercial field. Having worked in both Hong Kong and Australia, Mr. Mok has gathered over twenty years experience in multinational companies including the Swire Group, the CLP Group, Digital Equipment Corporation, CDH Properties, the Grosvenor Shaw Group and the Grass Valley Group. Mr. Mok is a qualified accountant with memberships in both the Hong Kong Institute of Certified Public Accountants and CPA Australia. He holds a bachelor’s and a master’s degree in business administration, as well as a master’s degree in laws, specializing in international business law.

Daniel Kuen Kwok So	Managing Director	50
	Mr. So’s biographical information is set forth above in Proposal One.

Stanley Chu	General Manager	29
	Mr. Chu’s biographical information is set forth above in Proposal One.

The Chief Executive Officer, the President, the Chief Financial Officer and Corporate Secretary are elected annually by the Board of Directors. Other officers may be elected or appointed by the Board of Directors at any meeting but are generally also elected annually by the Board. All officers serve at the pleasure of the Board of Directors.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of July 11, 2006 regarding the beneficial ownership of our common stock, (a) each stockholder who is known by the Company to own beneficially in excess of 5% of our outstanding common stock; (b) each director known to hold common stock; (c) the Company’s chief executive officer; and (d) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. The percentage of beneficial ownership is based upon 55,542,718 shares of common stock outstanding, as of July 11, 2006. Unless otherwise identified, the address of the directors and officers of the Company listed above is Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

Name	Amount and Nature of Beneficial Ownership
	Common Shares
	Number of Shares	Percent of Class

Godfrey Chin Tong Hui	1,417,113 (1)	2.6%(1)
Daniel Kuen Kwok So	1,000,000	1.8%
Benedict Fung	0	0.00%
Daley Mok	0	0.00%
Stanley Chu	0	0.00%
Raymond Chan	0	0.00%
All Officers and Directors as a Group (three persons)	2,417,113 (1)	4.4%(1)

5% Beneficial Owners
Bloompoint Investments Limited	33,333,333	60.4%

(1)

Godfrey Chin Tong Hui, a Director and the Chief Executive Officer of the Company, owns 50% of the issued and outstanding common stock of his personal holding company, New Nature Development Limited (“New Nature”), which in turn is the record owner of 539,290 shares of the Company’s common stock, or 1.0% of the Company. Mr. Hui also owns 1% of the issued and outstanding shares of, and is a director of, Magnolia Group Holdings Limited (“Magnolia”). Magnolia owns 477,823 shares of the Company’s common stock, or 0.9% of the Company. Because Mr. Hui Chin Tong is a director of Magnolia, he might be deemed to have or share investment control over Magnolia’s portfolio.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes all compensation paid by the Company in each of the last three fiscal years to the Company’s Chief Executive Officer. None of the Company’s other executive officers currently serving as such had annual compensation exceeded $100,000 (U.S.) in any of the last three fiscal years. The President, Mr. Fung, and the Chief Financial Officer, Mr. Mok, were appointed in 2006, and were not serving as executive officers of the Company at the end of 2005. No deferred compensation or long-term incentive plan awards were issued or granted to the Company’s management during the years ended December 31, 2005, 2004 or 2003. No employee, director, or executive officer has been granted any option or stock appreciation rights.

Name and Principal Position	Annual Compensation (all in $U.S.)				Long Term Compensation
	Year	Salary	Bonus	Other	Pension

Godfrey Chin Tong Hui, Chief Executive Officer	2005	76,923	57,692	16,923 (1)	1,538 (2)
	2004	76,923	57,692	10,030 (1)	1,538 (2)
	2003	76,923	6,410	11,636 (1)	1,538 (2)

(1)	Tax allowance paid by the Company for personal income taxes on behalf of the individual.

(2)	Contribution paid by the Company into a mandatory pension fund for the benefit of the individual.

The Managing Director, Mr. So, the President, Mr. Fung, the Chief Financial Officer, Mr. Mok, and the General Manager, Mr. Chu, were appointed in 2006, and were not serving as executive officers of the Company at the end of 2005. No deferred compensation or long-term incentive plan awards were issued or granted to the Company’s management during the years ended December 31, 2005, 2004 or 2003. No employee, director, or executive officer has been granted any option or stock appreciation rights.

Director and Executive Officer Compensation

The Company has no current plans to pay compensation to any director. The compensation for executive officers includes salary, bonus and pension.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Our Chief Financial Officer, Mr. Mok, is party to an employment agreement with our subsidiary NCN Group Management Limited (formerly Teda Hotels Management Limited), dated January 3, 2006, whereby Mr. Mok serves as the Chief Financial Officer of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one month’s notice. Mr. Mok is entitled to a monthly salary of HK$50,000 and is eligible to be paid bonuses, from time to time, at the discretion of NCN Group Management Limited’s Board of Directors, of cash, stock or other valid form of compensation. Mr. Mok is also eligible to receive 50,000 shares of common stock of the Company following each of his first two full years of employment.

Our President, Mr. Fung, is also party to an employment agreement with our subsidiary NCN Group Management Limited (formerly Teda Hotels Management Limited), dated January 3, 2006, whereby Mr. Fung serves as the President – Corporate Development of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one month’s notice. Mr. Fung is entitled to a monthly salary of HK$40,000 and is eligible to be paid bonuses, from time to time, at the discretion of NCN Group Management Limited’s Board of Directors, of cash, stock or other valid form of compensation. Mr. Fung is also eligible to receive 60,000 shares of common stock of the Company following each of his first two full years of employment.

Our Managing Director, Mr. So, is also party to an employment agreement with our subsidiary NCN Group Management Limited (formerly Teda Hotels Management Limited), dated June 27, 2006, whereby Mr. So serves as the Managing Director of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one month’s notice. Mr. So is entitled to a monthly salary of HK$50,000 and is eligible for an annual bonus of HK$250,000 after completion of one calendar year of service. Such bonus will be paid on a pro-rata basis for the first calendar year from the date of employment till the end of the last day of that calendar year. Mr. So is also eligible to receive 200,000 shares of common stock of the Company following each of his first two full years of employment.

Our General Manager, Mr. Chu, is also party to an employment agreement with our subsidiary NCN Group Management Limited (formerly Teda Hotels Management Limited), dated June 27, 2006, whereby Mr. Chu serves as the General Manager of such subsidiary. The agreement does not contain a definitive termination date and is terminable by NCN Group Management Limited on one month’s notice. Mr. Chu is entitled to a monthly salary of HK$35,000 and is eligible for an annual bonus of HK$100,000 after completion of one calendar year of service. Such bonus will be paid on a pro-rata basis for the first calendar year from the date of employment till the end of the last day of that calendar year. Mr. Chu is also eligible to receive 100,000 shares of common stock of the Company following each of his first two full years of employment.

Other than as described above, we have no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer of the Company which would in any way result in payments to any such person because of his resignation, retirement or other termination of employment with the Company, any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Audit Committee Report

The Company does not have an audit committee of the board of directors. Pursuant to the footnote by regulation S-B Item 401(f) and SEC Release 33-8220, the Company is not subject to the audit committee disclosures at this time.

Independent Public Accountants

Webb & Company, P.A. and Jimmy C.H. Cheung & Co. served as the Company’s independent accountants to audit the consolidated financial statements for the fiscal year ending December 31, 2005. Representatives of Webb & Company, P.A. and Jimmy C.H. Cheung & Co. are not expected to be present at the security holders’ meeting.

Audit Fees

Webb & Company, P.A. and Jimmy C.H. Cheung & Co. were paid aggregate fees of $36,462 for the fiscal year ended December 31, 2005 for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in Company’s quarterly reports on Form 10QSB during the fiscal year.

The following table is a summary of the fees billed to us by Webb & Company, P.A. and Jimmy C.H. Cheung & Co. for professional services for the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees

Audit fees	$36,462	$44,137
Audit-Related fees	-0-	-0-
Tax fees	-0-	-0-
All other fees	-0-	-0-
Total fees	$36,462	$44,137

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our annual and quarterly reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-related Fees

This category consists of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category include services relating to our registration statement and consultation regarding our correspondence with the SEC.

Tax Fees

This category consists of professional services rendered for tax compliance and tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file. Two of the Company’s new directors, Stanley Chu and Raymond Chan, appointed to the Board in May 2006, were tardy in filing their Form 3 Initial Statement of Beneficial Ownership of Securities. To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company, all other executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner.

OTHER MATTERS

The management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Daley Mok

Corporate Secretary

Teda travel Group Inc.

July 11, 2006

PLEASE USE ONE OF THE TWO METHODS TO VOTE YOUR SHARES SO THAT YOUR STOCK MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING.

MANAGEMENT WILL PROVIDE TO EACH STOCKHOLDER WHOSE PROXY IS SOLICITED FOR THE 2006 ANNUAL MEETING, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF TEDA TRAVEL GROUP, INC.’S 2005 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO DALEY MOK, CORPORATE SECRETARY, TEDA TRAVEL GROUP, INC., SUITE 2102, CHINACHEM CENTURY TOWER, 178 GLOUCESTER ROAD, WANCHAI, HONG KONG.

EXHIBIT A

STATE of DELAWARE

AMENDED AND RESTATED

CERTIFICATE of INCORPORATION

TEDA Travel Group Inc., originally incorporated in the State of Delaware on September 10, 1993 under the name EC Capital, Ltd. The Corporation the filed a Certificate of Amendment of Certificate of Incorporation on September 12, 1996 changing its name to Northern Lights Software, Ltd. Another Certificate of Amendment of the Certificate of Incorporation changing its name to Formquest International, Ltd. was filed on September 3, 1997, a Certificate of Amendment of Certificate of Incorporation changing the name to MegaChain.com, Ltd. was filed on April 9, 1999, a Certificate of Amendment of Certificate of Incorporation was filed on August 25, 1999, a Certificate of Amendment of Certificate of Incorporation changing the name to Acola Corp. was filed on October 18, 2001, a Restated Certificate of Incorporation was filed on December 5, 2001, a Certificate of Amendment of Certificate of Incorporation was filed on March 10, 2004 and finally a Certificate of Amendment of Certificate of Incorporation changing the name to Teda Travel Group Inc. was filed on April 19, 2004. This amended and restated certificate of incorporation has been duly adopted by the directors and stockholders in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

FIRST: The name of the corporation is Network CN Inc.

SECOND: The address of the corporation’s registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, the name of its registered agent at such address is the Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation law.

FOURTH: The total number of shares of stock which the corporation is authorized to issue is 105,000,000 shares, of which 100,000,000 shall be shares of common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 shares shall be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The shares of Common Stock and Preferred Stock may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders, except as otherwise provided by applicable law. The powers, designations, preferences and relative, participating, optional and other rights of the Preferred Stock shall be provided for in a resolution or resolutions adopted by the board of directors of the corporation and set forth in a certificate of designations

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executed, acknowledged and filed as provided in Section 151(g) of the General Corporation Law of the State of Delaware, amending this Article Fourth.

FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the by-laws of the corporation. The number of directors of the corporation shall be as from time to time fixed by, or in the manner provided in the bylaws of the corporation.

SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to make, amend and repeal the bylaws.

SEVENTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is intended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as is amended. Any repeal or modification of this provision shall not adversely affect any right of a director of the corporation existing at the time of such repeal or modification.

EIGHTH: Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporation, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to the indemnification by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article Eighth. The indemnification provided by this Article Eighth shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by an agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

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NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, for the purpose of amending and restating the certificate of incorporation of a corporation under the laws of the State of Delaware do make, file and record this Certificate, and do certify that the facts herein stated are true under the penalties of perjury this ____ day of July 2006.

By:
Godfrey Chin Tong Hui
Chief Executive Officer

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EXHIBIT B

STATE of DELAWARE

CERTIFICATE of AMENDMENT of

CERTIFICATE of INCORPORATION

FIRST: That at a meeting of the Board of Directors of TEDA Travel Group Inc., resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “I” so that, as amended, said Article shall be and read as follow:

The name of the corporation is Network CN Inc.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Godfrey Chin Tong Hui, an Authorized Officer, this ___ day of July, 2006.

By:
Godfrey Chin Tong Hui
Chief Executive Officer

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IMPORTANT:

VOTE YOUR SHARES BY FAX OR BY SIGNING AND RETURNING THE ENCLOSED CARD PROMPTLY

TEDA TRAVEL GROUP INC.

dba NETWORK CN INC.

Annual Meeting of Stockholders

Friday, July 28, 2006

10:00 a.m., Chinese Standard Time

Suite 2102, Chinachem Century Tower

178 Gloucester Road

Wanchai, Hong Kong

TEDA TRAVEL GROUP INC., dba NETWORK CN INC.	Proxy

______________________________________________________

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on July 28, 2006.

The shares of common stock you hold in your account as of record on July 11, 2006, will be voted as you specify.

If no choice is specified, the Proxy will be voted “FOR” items 1, 2 and 3.

By signing the Proxy, you revoke all prior Proxies and appoint nominees Godfrey Chin Tong Hui, Daniel Kuen Kwok So, Stanley Chu and Raymond Chan, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

There are two ways to vote your Proxy.

VOTE BY FAXING TO HOLLADAY STOCK TRANSFER AT
480-481-3941

Mark, sign and date your Proxy Card and fax to to Holladay Stock Transfer at 480-481-3941. If you vote by returning your Proxy Card in the mail, do not fax your Proxy Card.

VOTE BY MAIL

Postage-paid envelope provided

Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided. If you vote by fax, do not return your Proxy Card in the mail.

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PLEASE DETACH PROXY CARD HERE

(Mark only one box below)

Control Number ________

Shares

1. Election of Directors

01 Godfrey Chin Tong Hui	__ FOR the nominees (except as marked below)
02 Daniel Kuen Kwok So
03 Stanley Chu	__ WITHHOLD AUTHORITY to vote for the
04 Raymond Chan	nominees

(Instruction: To withhold authority to vote for any individual nominee, print the name(s) or number(s) of the nominee(s) on the line provided to the right. If this Proxy is executed in such a manner as not to withhold authority to vote for the election of any nominee, this Proxy shall be deemed to grant such authority.)

__________________________________________

2.	Ratification of Webb & Company, P.A. and Jimmy C.H. Cheung & Co. as independent auditors

__ FOR

__ AGAINST

__ ABSTAIN

3.	Approval of the Amended and Restated Certificate of Incorporation (changing the Corporation’s name to “Network CN Inc.”)

__ FOR

__ AGAINST

__ ABSTAIN

4.	Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). If no direction is made, this Proxy will be voted “FOR” the nominees named in item 1, and FOR ratification of Webb & Company, P.A. and Jimmy C.H. Cheung & Co. as independent auditors in item 2 and FOR Approval of the Amended and Restated Certificate of Incorporation (changing the Corporation’s name to “Network CN Inc.”) in item 3.

Date: ___________________________________

________________________________________
Signature

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________________________________________
Signature

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Address Change? Mark box and indicate changes above. ___

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